HAROLD Y. SPECTOR, CPA	SPECTOR, WONG & DAVIDIAN, LLP	70 SOUTH LAKE AVENUE
CAROL S. WONG, CPA	Certified Public Accountants	SUITE 630
Z. DAVID DAVIDIAN, CPA	1- (888) 584-5577	PASADENA, CA 91101
FAX (626) 584-6447
admin@swdcpa.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Superior Filtration Products LLC

We have audited the accompanying balance sheets of Superior Filtration Products LLC as of December 31, 2008 and 2007, and the related statements of operations, members’ equity, and cash flows for the period from Inception October 22, 2007 to December 31, 2007 and for the year ended December 31, 2008. Superior Filtration Products LLC’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Superior Filtration Products LLC as of December 31, 2008 and 2007, and the results of its operations and its cash flows for period from Inception October 22, 2007 to December 31, 2007 and for the year ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

/s/Spector, Wong & Davidian, LLP

Pasadena, California

September 3, 2009

SUPERIOR FILTRATION PRODUCTS, LLC

BALANCE SHEETS

	December 31,	December 31,
ASSETS	2008	2007
Current Assets
Cash	$260,781	$30,653
Accounts receivable, net	237,697	-
Inventory	407,397	18,496
Total Current Assets	905,875	49,149

Property and equipment, net	168,690	-
Other assets	-	-

TOTAL ASSETS	$1,074,565	$49,149

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Accounts payable	$237,387	$39,003
Accrued liabilities	29,700	-
Total Current Liabilities	267,087	39,003

Long-Term Debt	250,000	-

Total Liabilities	517,087	39,003

Members' Capital	557,478	10,146

TOTAL LIABILITIES AND MEMBERS' EQUITY	$1,074,565	$49,149

See accompanying notes to financial statements

SUPERIOR FILTRATION PRODUCTS LLC

STATEMENTS OF OPERATIONS

		From Inception
	For the year ended	October 22, 2007
	December 31,	to December 31,
	2008	2007
Sales:
Sales - products	$667,581	$-
Sales - services	-	-
Total Sales	667,581	-

Cost of Sales:
Cost of sales - products	965,419	53,089
Cost of sales - services	-	-
Total Cost of Sales	965,419	53,089

Gross profit	(297,838)	(53,089)

Operating Expenses:
Selling, general and administrative expenses	75,639	8,265
Total Operating Expenses	75,639	8,265

Operating income (loss)	(373,477)	(61,354)

Total other income (expenses)	-	-

Net loss	$(373,477)	$(61,354)

See accompanying notes to financial statements

SUPERIOR FILTRATION PRODUCTS LLC

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

	Members'	Retained	Subscription
	Interest	Earnings	Receivable	Total
Balance at Inception October 22,
2007	$-	$-	$-	$-

Members contributions	71,500			71,500

Net loss	-	(61,354)	-	(61,354)
Balance at December 31, 2007
2007	$71,500	$(61,354)	$-	$10,146

Members contributions	2,326,341		(1,405,532)	920,809

Net loss	-	(373,477)	-	(373,477)
Balance at December 31,
2008	$2,397,841	$(434,831)	$(1,405,532)	$557,478

See accompanying notes to financial statements

SUPERIOR FILTRATION PRODUCTS LLC

STATEMENTS OF CASH FLOWS

		From Inception
	For the year ended	October 22, 2007
	December 31,	to December 31,
	2008	2007
CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$(373,477)	$(61,354)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	54,310	-
(Increase) Decrease in:
Accounts receivable	(237,697)	-
Inventory	(388,900)	(18,497)
Increase (Decrease) in:		-
Accounts payable and accrued expenses	228,084	39,003
Net cash used in operating activities	(717,680)	(40,848)

CASH FLOW FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(223,000)	-
Net cash used in investing activities	(223,000)	-

CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from notes payable	250,000	-
Members contributions	920,809	71,500
Net cash provided by financing activities	1,170,809	71,500

NET INCREASE IN CASH	230,129	30,652

CASH BALANCE AT BEGINNING OF YEAR	30,652	-

CASH BALANCE AT END OF YEAR	$260,781	$30,652

Supplemental Disclosures of Cash Flow Information:
Taxes Paid	$ 0	$ 0
Interest paid	$ 0	$ 0

Schedule of Noncash Investing and Financing Activities:
Subscription receivable for equity interest	$ 1,405,532	$ 0

See accompanying notes to financial statements

SUPERIOR FILTRATION PRODUCTS LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Superior Filtration Products LLC (the “Company’ or “Superior) was organized under the laws of the state of Florida on October 22, 2007 and is headquartered in Ogden, Utah.

Superior designs, manufactures and markets a broad range of air filtration products, air filters holding frames and air filter housings including (i) high-end High Efficiency Particulate Air (HEPA) filters, with at least 99.97% efficiency, and Absolute Isolation Barriers for the creation of synthesized atmospheres to control manufacturing environments and for the absolute control and containment of contaminants and toxic gases in certain manufacturing processes: (ii) mid-range filters for individual and commercial use, which fall under specifications which are categorized by Minimum Efficiency Reporting Value (MERV) ratings established by the American Society of Heating Refrigeration and Air Conditioning Engineers ("ASHRAE"); and (iii) standard-grade, low cost filters with efficiency ratings at 35% for standard residential and commercial furnace and air conditioning applications.

Use of estimates

The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States (U.S. GAAP) requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

Revenue Recognition

The Company recognizes revenues from the sale of products, and related costs of products sold, where persuasive evidence of an arrangement exists, delivery has occurred, the seller’s price is fixed or determinable and collectibility is reasonably assured. This generally occurs when the customer receives the product or at the time title passes to the customer. Sales incentives and returns are estimated and recognized at the date of shipment based upon historical activity and current agreements with customers. The Company evaluates these estimates on a regular basis and revises them as necessary.

Accounts Receivable

The Company grants credit to all qualified customers and generally requires no collateral. Accounts receivable are carried at cost less an allowance for losses, if an allowance is deemed necessary. The Company does not accrue finance or interest charges. The Company evaluates its accounts receivable and determines the requirement for an allowance for losses, based upon history of past write-offs, collections and current credit conditions. A receivable is written off when it is determined that all reasonable collection efforts have been exhausted and the potential for recovery is considered remote. Management determine that no allowance for losses were required as of December 31, 2008 and 2007.

Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

SUPERIOR FILTRATION PRODUCTS LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventory

Inventory is stated at the lower of cost or market with cost determined using the first-in, first out (FIFO) method.

Shipping and Handling Costs

The Company records costs related to shipping and handling of revenue in cost of sales for all periods presented.

Fair Value of Financial Instruments

The carrying amounts of the financial instruments have been estimated by management to approximate fair value.

Property and Equipment

Property and Equipment are stated at cost. Depreciation of property and equipment is computed on the straight-line method based on the estimated useful lives ranging from five to seven years. Leasehold improvements are amortized over the life of the lease. Depreciation expense was $54,310 for the year ended December 31, 2008. There was no depreciation expense for the period from Inception October 22, 2007 to December 31, 2007 as the Company did not maintain or control any fixed assets during that period.

Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. Gains and losses from retirement or replacement are included in other income (expense).

Income Taxes

The Company is treated as a partnership for federal and state income tax purposes and doest not incur income taxes. Instead, its earnings and losses are included in the personal returns of the members and are taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.

As a limited liability company, each member’s liability is limited to amounts reflected in their respective member accounts.

Recent Accounting Pronouncements

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option For Financial Assets And Liabilities – Including An Amendment Of FASB Statement No. 115.” SFAS No. 159 provides companies with an option to measure, at specified election dates, certain financial instruments and other items at fair value that are not currently measured at fair value. A company that adopts SFAS 159 will report unrealized gains and losses on items for which the fair value option has been elected in its financial statements during each subsequent reporting date. SAFS No.159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect SFAS 159 to have material impact on its financial position, results of operations and cash flows.

SUPERIOR FILTRATION PRODUCTS LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In May 2007, the FASB issued FASB Staff Position No. FIN 48-1, “Definition Of Settlement In FASB Interpretation No. 48.” FSP 48-1 amended FIN 48 to provide guidance on how an enterprise should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. FSP 48-1 required application upon the initial adoption of FIN 48.  The adoption of FSP 48-1 did not affect the Company’s financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring companies to enhance disclosure about how these instruments and activities affect their financial position, performance and cash flows. SFAS 161 also improves the transparency about the location and amounts of derivative instruments in a company’s financial statements and how they are accounted for under SFAS 133. SFAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods beginning after that date. As such, the Company is required to adopt these provisions beginning the quarter ending in February 2009. The Company does not expect the adoption of SFAS No. 161 will have a material impact on its financial condition or results of operation.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of non-governmental entities that are presented in conformity with generally accepted accounting principles in the United States of America.  SFAS No. 162 will be effective 60 days after the Securities and Exchange Commission approves the Public Company Accounting Oversight Board’s amendments to AU Section 411. The Company does not anticipate the adoption of SFAS No. 162 will have an impact on its financial condition or results of operation.

In June 2008, the FASB issued FASB SP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities.” SP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in SFAS No. 128, “Earnings per Share.”  SP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited.  The Company is required to adopt SP EITF 03-6-1 in the first quarter of 2009 and is currently evaluating the impact that SP EITF 03-6-1 will have on its financial statements.

The FASB has also issued SFAS No. 160, “Noncontrolling Interest In Consolidated Financial Statements – An Amendment Of ARB No. 51,” and SFAS No. 141R, “Business Combinations (revised 2007),” but they will not be applicable to the current operations of the Company. Therefore a description and the impact on the Company’s operations and financial position for each of the pronouncements above have not been disclosed.

SUPERIOR FILTRATION PRODUCTS LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 2 – BALANCE SHEET DETAILS

The following tables provide details of selected balance sheet items:

	As of	As of
Accounts Receivable, NetDecember 31, 2008December 31, 2007
Accounts Receivable	$237,697	$-
Allowance for Bad Debt	-	-
Total Accounts Receivable, Net	$237,697	$-

Inventory
Raw Materials	$100,675	$-
Work-in Process	29	18,496
Packaging Supplies	27,410
Finished Goods	279,283	-
Total Inventory	$407,397	$18,496

Property and Equipment, Net
Automobile	$6,800	$-
Machinery and Equipment	179,300	-
Tools and Dies	36,900	-
	223,000	-
Accumulated Depreciation	(54,310)	-
Total Property and Equipment, Net	$168,690	$-

Accrued Liabilities
Accrued payroll and related taxes	$29,700	-
Other accrued liabilities	-	-
Total Accrued Liabilities	$29,700	$-

NOTE 3 – LONG-TERM DEBT

As of December 31, 2008, the Company had a note payable of $250,000. The note is unsecured, due on January 10, 2010 and bears interest at 8% per annum.

NOTE 4 – SUBSCRIPTION RECEIVABLE

On November 1, 2007, the Company agreed to issue 1,250,000 membership units of the Company (approximately 4% of total membership units) to a service provider for a subscription receivable of $1,250,000. The consideration for the units shall be payable in kind by and through the freight services provided by the provided. As of December 31, 2008, the balance of the subscription receivable was $1,155,532.

On December 6, 2007, the Company agreed to issue 1,100,000 membership units of the Company (approximately 3.6% of total membership units) for a note receivable of $250,000. The note carries interest at 8% and due on December 5, 2011.

SUPERIOR FILTRATION PRODUCTS LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 5 – CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to a concentration of credit risk consist primarily of accounts receivable and cash deposits. The Company places its cash with high quality financial institutions and limits its credit exposure with any one financial institution. At times, the Company’s bank account balances may exceed federally insured limits.

During the year ended December 31, 2008, sales from three customers amounted to $557,759 and comprised approximately 82% of total product sales. The loss of any of these customers could have a material adverse effect on the Company. The total amount due from these customers was $235,138. Management believes that accounts receivable from these customers are fully collectible.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its main operating facilities under an operating lease which expires April, 2011. Total rent expense for the years ended December 31, 2008 and 2007 was $57,720 and $7,215, respectively.

Minimum future ease payments under these leases are as follows for the years ended December 31:

2009	$ 86,580
2010	86,580
2011	28,860
Total	$ 202,020

Officer Indemnification

Under the Company’s organizational documents, the Company’s officers, employees and directors are indemnified against certain liability arising out of the performance of their duties. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. The Company does not carry Director and Officers insurance policy. However, based on experience, the Company expects any risk of loss to be remote.

NOTE 7 – RELATED PARTY TRANSACTION

The Company purchases materials from a supplier, which is partly owned and controlled by the Company’s managing member.  Services and products purchased from this supplier were approximately $181,700 in 2008.  No purchase made in 2007.

SUPERIOR FILTRATION PRODUCTS LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 8 – GUARANTEES AND PRODUCT WARRANTIES

The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Company’s businesses or assets; (ii) certain real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Company’s use of the applicable premises; and (iii) certain agreements with the Company's officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising out of their employment relationship.

The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligations cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its balance sheets as of December 31, 2008 and 2007.

In general, the Company offers a 90-day warranty for most of its products sold. To date, the Company has not incurred any material costs associated with these warranties and has not accrued any liabilities related to such obligations in the financial statements.

NOTE 9 – SUBSEQUENT EVENTS

On January 9, 2009, the Company issued a promissory note of $250,000. The note carries interest at 8% per annum and is due on January 10, 2010.

On June 24, 2009, the Company issued a secured note of $100,000. The note carries interest at 8% per annum and is due on September 21, 2009.

On June 24, 2009, the Company entered into an exchange agreement with Pacific Alliance Corporation (“Pacific”, a public shell company). The agreement provided that Pacific will acquire all of the outstanding membership interest of the Company in exchange of 606,600,000 shares of Pacific common stocks (representing approximately 90% ownership).